Exhibit 99.4

FOR IMMEDIATE RELEASE

SideChannel, Inc. Reports Acquiree Pre-acquisition Financial Results for the Nine Months Ended June 30, 2022

WORCESTER, MA – September 12, 2022 – On July 1, 2022, SideChannel, Inc. a provider of cybersecurity services and technology to middle market companies, was acquired by Cipherloc Corporation. The combined entity changed its name to SideChannel, Inc. (“SideChannel” or “Company”), and its ticker symbol to SDCH (OTCQB:SDCH). The acquiree is now named SCS, Inc. (“SCS”) and for accounting purposes, is a subsidiary of the Company.

Today the Company announced it has filed a Form 8-K/A with the Securities and Exchange Commission (“SEC”) to provide financial information required in connection with the Form 8-K filed on July 6, 2022 announcing the acquisition. The Form 8-K/A includes audited financial statements of SCS, the acquiree, for the fiscal years ended September 30, 2021 and September 30, 2020, unaudited financial statements of the acquired company for the nine-months ended June 30, 2022 along with combined pro forma financial statements as of June 30, 2022 and September 30, 2021.

Prior to the business combination, SCS reported operating income of $0.9 million (excluding acquisition expenses of $0.1 million) on revenue of $3.6 million for the nine months ended June 30, 2022. Also prior to the combination, SCS operating income grew to $0.5 million on revenue of $2.8 million for the fiscal year ended September 30, 2021 from $0.3 million on revenue of $1.2 million for the prior fiscal year.

“SideChannel’s innovative cybersecurity service model delivered by a growing team of experienced chief information security officers and security engineers provides a unique opportunity for middle-market companies to benefit from some of the most experienced professionals in the industry on terms and costs designed specifically to fit their operating budgets,” said Brian Haugli, Chief Executive Officer. “Our growing lists of clients, projects, and products validate the importance and relevance of our solutions in providing industry leading cybersecurity services and solutions to this diverse but underserved market.”

Haugli added, “During the last six months, we filled three new sales and marketing roles to expand our reach and communication with prospective clients and expect to have five people on this team by the end of the year. Prior to these additions, we had only one person dedicated full time to new client acquisition.”

The financial information in the Form 8-K/A should be read together with the audited and unaudited financial statements and information included in the Company’s Form 10-K annual report filed with the SEC December 21, 2021 and our Form 10-Q quarterly reports filed with the SEC on February 14, 2022, May 13, 2022, and August 15, 2022, respectively.

The stand-alone financial statements for SCS, the acquiree, are included in this announcement.

SCS, INC.

BALANCE SHEETS

	June 30, 2022	September 30, 2021	September 30, 2020
	(UNAUDITED)	(AUDITED)	(AUDITED)
ASSETS
Current assets
Cash and cash equivalents	$428,904	$347,682	$491,210
Accounts receivable, net	535,648	178,113	175,461
Unbilled revenue	12,600	306,677	68,193
Total current assets	977,152	832,472	734,864

Fixed assets	880	880	1,320
Total assets	$978,032	$833,352	$736,184

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$317,714	$211,865	$225,869
Deferred revenue	143,002	194,186	296,085
Total current liabilities	460,716	406,051	521,954
Promissory note payable	50,000	—	—
Total liabilities	510,716	406,051	521,954

Stockholders’ equity
Common stock	10	10	10
Additional paid-in capital	23,055	23,055	23,055
Retained earnings	444,251	404,236	191,165
Total stockholders’ equity	467,316	427,301	214,230
Total liabilities and stockholders’ equity	$978,032	$833,352	$736,184

SCS, INC.

STATEMENTS OF OPERATIONS

	For the Nine Months Ended June 30,	For the Year Ended September 30,
	2022	2021	2020
	(UNAUDITED)	(AUDITED)	(AUDITED)
Revenues	$3,558,629	$2,798,560	$1,248,948
Cost of revenues	1,796,409	1,536,445	623,598
Gross profit	1,762,220	1,262,115	625,350

Operating expenses:
General and administrative	845,489	656,521	203,914
Sales and marketing	130,027	95,597	118,063
Research and development	—	—	—
Total operating expenses	975,516	752,118	321,977

Operating income	786,704	509,997	303,373

Other expenses (income):
Miscellaneous income	(9,197)	(2,623)	(566)
Net income before income tax	795,901	512,620	303,939
Income taxes	(195,000)	—	—
Net income	$600,901	$512,620	$303,939

Note: Acquisition expenses	$108,655	—	—

About SideChannel

SideChannel is committed to creating top-tier cybersecurity programs for mid-market companies to help them protect their assets. SideChannel employs what it believes to be skilled and experienced talent to harden these companies’ defenses against cybercrime, in its many forms. SideChannel’s team of C-suite level information security officers possess a combined experience of over 400 years in the industry. To date, SideChannel has created more than 50 multi-layered cybersecurity programs for its clients. Learn more at sidechannel.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of SideChannel’s future expectations, plans and prospects, subject to the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “believes”, “hopes”, “expects”, “intends”, “plans”, “anticipates”, or “may”, and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act and otherwise. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of SideChannel to be materially different than those expressed or implied in such statements. These risk factors include, but are not limited to, our ability to integrate the operations of the acquired company into our company; that we have incurred net losses since inception, our need for additional funding, the substantial doubt about our ability to continue as a going concern, and the terms of any future funding we raise; that COVID-19 has materially adversely affected our operations and may continue to have a material adverse impact on our operating results in the future; our dependence on current management and our ability to attract and retain qualified employees; competition for our products; our ability to develop new products, improve current products and innovate; unpredictability in our operating results; our ability to retain existing licensees and add new licensees; our ability to manage our growth; our ability to protect our intellectual property (IP), enforce our IP rights and defend against claims that we infringed on the IP of others; and other risk factors included from time to time in documents we file with the Securities and Exchange Commission, including, but not limited to, our Forms 10-K, 10-Q and 8-K. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on SideChannel’s future results. Further, factors that we do not presently deem material as of the date of this release may become material in the future. The forward-looking statements included in this press release are made only as of the date hereof. SideChannel cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, SideChannel undertakes no obligation to update these forward-looking statements after the date of this release, except as required by law, nor any obligation to update or correct information prepared by third parties.

Investor Contact:

Matt Kreps

Darrow Associates Investor Relations

214-597-8200

mkreps@darrowir.com